UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                October 31, 2003




                                ROTO-ROOTER, INC.
             (Exact name of registrant as specified in its charter)




    Delaware                      1-8351               31-0791746
(State or other           (Commission File Number)    (I.R.S. Employer
 jurisdiction of                                        Identification
   incorporation)                                         Number)




          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH  45202
               (Address of principal executive offices)          (Zip Code)



               Registrant's telephone number, including area code:
                                 (513) 762-6900








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  Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

            c) Exhibits

         Exhibit No.       Exhibit Description
         -----------       --------------------

                  99       Press release dated October 31, 2003.


         Item 12. Results of Operations and Financial Condition

         Roto-Rooter, Inc. announced that it is restating its results for the years ended December 31, 2000, 2001 and 2002 and for the nine months ended September 30, 2003, to reflect a change in accounting for deferred advertising. A copy of the related press release is attached as Exhibit 99.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            ROTO-ROOTER, INC.


Dated:   October 31, 2003   By:   /s/ Arthur V. Tucker, Jr.
        -----------------        --------------------------
                                 Arthur V. Tucker, Jr.
                                 Vice President and Controller













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